UBS Investment Trust

February 2, 2026

Supplement to the Prospectus and Statement of Additional Information ("SAI"), each dated December 29, 2025.

Includes:

• UBS U.S. Allocation Fund

Dear Investor,

The purpose of this supplement is to update certain information in the Prospectus and SAI for the above-named series (the "fund") of UBS Investment Trust.

Effective as of January 27, 2026, Nicole Goldberger no longer serves as a portfolio manager for the fund. In addition, effective as of January 27, 2026, Jade Fu has been added as a portfolio manager for the fund.

Effective immediately, the Prospectus and SAI are hereby revised as follows:

All references to Nicole Goldberger in the Prospectus and SAI are deleted in their entirety.

The section captioned "Fund summary" and sub-captioned "Portfolio managers" on page 11 of the Prospectus is revised by replacing the paragraph in that section in its entirety with the following:

Evan Brown, Portfolio Manager, and Jade Fu, Portfolio Manager, have been portfolio managers of the fund since 2021 and January 2026, respectively.

The section captioned "Management" and sub-captioned "Portfolio managers" on page 39 of the Prospectus is revised by replacing the second paragraph of that section in its entirety with the following:

The portfolio's asset allocation is team-managed by the Active Multi-Asset Portfolio Management Team. Evan Brown and Jade Fu are co-portfolio managers for the fund. As portfolio managers, Mr. Brown and Ms. Fu have responsibility for allocating the portfolio among the various asset classes and reviewing the overall composition of the portfolio in an effort to ensure its compliance with its stated investment objective. Mr. Brown and Ms. Fu also have access to additional portfolio managers and analysts within the various asset classes and markets in which the fund invests, which aids in research and idea generation. They also have access to certain members of the fixed-income and equities investment management teams, each of whom may be at certain times allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction.

ZS-1294

The same section of the Prospectus is revised by replacing the third paragraph of that section in its entirety with the following:

Jade Fu, CFA, is a portfolio manager within the Active Multi-Asset team. She is responsible for the management of Asia based growth multi-asset portfolios. Ms. Fu has been at UBS AM since 2022. Ms. Fu joined UBS AM from Baring Asset Management's Multi-Asset team, where she was the lead portfolio manager responsible for managing a global total return multi-asset fund and a number of regional relative and total return portfolios for institutional clients. Prior to that, Ms. Fu worked as a portfolio manager at Credit Suisse Global Wealth Management in Hong Kong and Heartwood Investment Management in London, managing a range of different multi-asset and equity solutions. Before becoming a portfolio manager, Ms. Fu was an investment analyst with Heartwood Investment Management. Ms. Fu is a member of the CFA Institute.

The same section of the Prospectus is revised by replacing the last paragraph of that section in its entirety with the following:

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Brown and Ms. Fu.

The section captioned "Portfolio managers" on page 55 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

UBS AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The portfolio managers who are primarily responsible for the day-to-day management of the fund are Evan Brown and Jade Fu. The following tables provide information relating to accounts managed by Mr. Brown as of August 31, 2025, and by Ms. Fu as of December 31, 2025.

The same section of the SAI is revised by inserting the following below the table titled "Evan Brown:":

Jade Fu	Registered investment companies[1]	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	4	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$1,526	$392
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

1  UBS U.S. Allocation Fund has been excluded.

The same section of the SAI is revised by replacing the last paragraph of that section in its entirety with the following:

Ownership of fund shares. The following table sets forth the dollar range of equity securities in the fund beneficially owned by Mr. Brown as of August 31, 2025, and Ms. Fu as of December 31, 2025:

Portfolio Manager/Fund	Range of shares owned
Evan Brown UBS U.S. Allocation Fund	$1-$10,000
Jade Fu UBS U.S. Allocation Fund	$0

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) LLC